                                                                   Exhibit 10.18


NAME OF SUBSCRIBER:  Raimund Gabriel

To:  ORTHOVITA, INC.
     45 GREAT VALLEY PARKWAY
     MALVERN, PA  19355


                                ORTHOVITA, INC.
                            SUBSCRIPTION AGREEMENT

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD OR RESOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

     THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY SECURITIES COMMISSION OR REGULATORY AUTHORITY.

                                   SECTION 1.
                                   ----------


          1.1  Subscription. The undersigned (the "Purchaser"), intending to be
               ------------
legally bound, hereby subscribes for and agrees to purchase 20,763 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of Orthovita, Inc., a Pennsylvania corporation (the "Company"), for the aggregate purchase price of $ 122,501.70 (the "Aggregate Purchase Price") in accordance with the terms and conditions of this Subscription Agreement (the "Agreement").

          1.2  Purchase of Shares; Delivery of Documents. The Purchaser
               -----------------------------------------
understands and acknowledges that the Aggregate Purchase Price shall be remitted to the Company in exchange for the Shares. Payment for the Shares shall be made by certified check or wire transfer to the Company in accordance with the instructions of the Company, together with an executed copy of this Agreement.

          1.3  Pricing of the Common Stock.  The "Purchase Price" shall mean,
               ---------------------------
for each Share of Common Stock, an amount equal to $5.90 per Share.

                                 SECTION 2.
                                 ----------

          2.1  Closing; Closing Date.  The closing of the purchase and sale of
               ---------------------
the Shares (the "Closing") shall take place as may be mutually agreed by the Company and the Purchaser, immediately following the execution of this Agreement by the Purchaser and the Company. At the Closing, the Purchaser shall pay the Aggregate Purchase Price to the Company in United States dollars in immediately available funds. The Company shall deliver or cause to be delivered to the Purchaser within five business days after the Closing certificates for the Common Stock purchased by the Purchaser hereunder, duly registered in the Purchaser's name.

                                   SECTION 3.
                                   ----------

          3.1  Representations and Warranties of the Company.
               ---------------------------------------------

          The Company represents and warrants that:

          (a) The Company is a corporation duly organized and validly subsisting under the laws of the Commonwealth of Pennsylvania, and duly qualified to do business and in good standing as a foreign corporation in each state in which the nature of its business or properties requires such qualification (except where failure as to qualify would not have a material adverse effect on the Company taken as a whole), with full power and authority, corporate and otherwise, to enter into and perform this Agreement, and to execute and deliver the various instruments and documents provided for herein.

          (b) The execution, delivery and performance by the Company of this Agreement and the issuance and delivery by the Company of the Shares as contemplated hereby have been duly authorized by all necessary corporate action and will not violate any provision of law, court order or decree, or of the Company's Amended and Restated Articles of Incorporation or Amended and Restated Bylaws, or result in the breach of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument to which the Company or any of its subsidiaries is a party, or by which it or any of its subsidiaries' property may be bound or affected. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms subject to general principles of equity and bankruptcy and other laws affecting creditors' rights generally.

          (c) Except as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and all Quarterly Reports on Form 10-Q filed thereafter, including all exhibits thereto, and any documents that may have been made available upon request for a reasonable period of time prior to the date hereof (collectively, the "Documents"), there are no material lawsuits or proceedings pending, or, to the Company's knowledge, threatened, against or affecting the Company or any of its subsidiaries and there are no proceedings before any governmental commission, bureau or other administrative agency pending, or, to the Company's knowledge, threatened, against or affecting the Company or any of its subsidiaries.

          (d) As of September 27, 2000, the authorized capital stock of the Company consisted of 50,000,000 shares of Common Stock of which 13,313,633 shares were issued and outstanding. An additional 3,179,066 shares of Common Stock are issuable upon the exercise of warrants and options outstanding as of September 27, 2000.

          (e) The Shares issuable under this Agreement have been duly authorized and, when issued against payment therefor, will be validly issued, fully paid and nonassessable and will be issued in reliance upon applicable exemptions from the registration and qualification provisions of all applicable securities laws of the United States and each state whose securities laws may be applicable thereto. The Shares will be issued free and clear of any preemptive or similar right and free and clear of any claim, lien, security interest or other encumbrance, provided, however, that the Shares may be subject to restrictions applicable to transfer under state and/or federal securities laws.

          (f) No governmental permit, consent, approval or authorization is required in connection with (i) the execution, delivery and performance of this Agreement by the Company or (ii) the offer, sale, issuance and delivery of the Shares contemplated hereby by the Company; provided that, all representations
                                           -------------
made to the Company by the Purchaser in this Agreement and in any other document or instrument delivered in connection herewith are assumed for purposes of this representation and warranty to be accurate and complete.

          (g) None of the Documents contained, at the date thereof, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, and each of such reports or filings complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated under each such Act.

          (h) Neither this Agreement nor the Documents, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (i) As of the date hereof, the Common Stock is traded on the NASDAQ National Market in the United States and on the EASDAQ stock market in Belgium.

                                 SECTION 4.
                                 ----------

          4.1  Purchaser Representations and Warranties.
               ----------------------------------------

          The Purchaser hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

          (a) The Purchaser has received, read carefully and understands the Documents and has had an adequate opportunity to consult his own attorney, accountant or investment advisor (his "Advisors") with respect to the suitability of the investment contemplated hereby for the Purchaser. The Purchaser further acknowledges that the Purchaser and his Advisors have also made such other investigation, review, examination and inquiry concerning the Company and its business and affairs as they have deemed appropriate so as to understand the nature of the investment in the Shares, including without limitation, the merits and risks thereof.

          (b) The Purchaser has full power and authority to enter into this Agreement. The execution and delivery of this Agreement has been duly authorized, if applicable, by the Purchaser, and this Agreement constitutes a valid and legally binding obligation of the Purchaser.

          (c) The Purchaser acknowledges the Purchaser's understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Purchaser represents and warrants to and agrees with the Company and its affiliates as follows:

               (i) The Purchaser understands that the basis for the exemption from registration may not be present if, notwithstanding such representations, the Purchaser's intention is merely to acquire the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Accordingly, the Purchaser does not have any such intention;

               (ii) The Purchaser has the financial ability to bear the economic risk of the Purchaser's investment, has adequate means for providing for the Purchaser's current needs and personal contingencies and has no need for liquidity with respect to the Purchaser's investment in the Company; and

               (iii) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. If other than an individual, the Purchaser also represents it has not been organized for the purpose of acquiring the Shares.

          (d) The Purchaser is an "accredited investor," as that term is defined in Rule 501 of Regulation D as described in Appendix I hereto.
                                            ----------

          (e)  The Purchaser:

               (i) Has been furnished with copies of the Documents. The Purchaser acknowledges and agrees that the Documents supercede all written information regarding the Company which the Purchaser may have received prior to the date of the Documents. The Purchaser has carefully read the Documents and has relied solely (except as indicated in subsections (ii) and (iii) below) on the information contained in the Documents (including all exhibits thereto);

               (ii) Has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

               (iii) Has been given the opportunity for a reasonable period of time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Shares and other matters pertaining to this investment, and has been given the opportunity for a reasonable period of time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information contained in the Documents or that which was otherwise provided in order for the Purchaser to evaluate the merits and risks of purchase of the Shares to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

               (iv) Has not been furnished with any oral representation or oral information in connection with the offering of the Shares which is not contained herein or in the Documents; and

               (v) Has determined that the Shares of Common Stock are a suitable investment for the Purchaser and that at this time the Purchaser could bear a complete loss of such investment.

          (f) The Purchaser is not relying on the Company or its affiliates with respect to economic considerations involved in this investment.

          (g) This offer is not transferable or assignable by the Purchaser unless the Purchaser complies with the terms of transfer hereof. The Purchaser further represents, warrants and agrees that the Purchaser will not sell or otherwise transfer the Shares purchased hereunder, without registration under the Securities Act or an exemption therefrom, and that the Purchaser fully understands and agrees that the Purchaser must bear the economic risk of the Purchaser's purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the Purchaser is aware that the Shares are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Purchaser also understands that, except as otherwise provided herein, the Company is under no obligation to register the Shares on the Purchaser's behalf or to assist the Purchaser in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Purchaser further understands that sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement.

          (h) No representations or warranties have been made to the Purchaser by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Shares the Purchaser is not relying upon any representations other than those contained herein.

          (i) Any information which the Purchaser has heretofore furnished to the Company with respect to the Purchaser's financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information, the Purchaser will immediately furnish such revised or corrected information to the Company.

          (j) The Purchaser understands and agrees that the certificates for the Shares shall bear the following legend, or a similar legend to the same effect, until (i) such Shares shall have been registered under the Securities Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such Shares may be sold without registration under the Securities Act or any applicable "Blue Sky" or state securities laws:

     "THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE COMMON STOCK REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."

          (k) The Purchaser understands that an investment in the Shares purchased hereunder is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

          (l) The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

          (m) The Purchaser: is not (i) a director, officer, or substantial security holder of the Company (a "Related Party"), (ii) a subsidiary, affiliate or other closely-related person of a Related Party, or (iii) any person, company or entity in which a Related Party has a substantial direct or indirect interest.

          (n) No federal or state agency has made any findings or determination as to the fairness of the offering of the Shares (or any part thereof) for public investment, or any recommendation or endorsement of the Shares (or any part thereof).

          (o) Not a U.S. Person.  The Purchaser is not, and was not at any time
              -----------------
that he purchased Shares of Common Stock or received an offer to purchase Shares of Common Stock, a "U.S. person" as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act ("Regulation S"), and, if not an individual, was not organized under the laws of any United States jurisdiction or formed for the purpose of investing in securities not registered under the Securities Act.

          (p) Offshore Transaction.  The Shares were not offered to the
              --------------------
Purchaser in the United States and, at the time of execution of this Agreement, the Purchaser was outside the United States.

          (q) No Government Recommendation or Approval.  The Purchaser
              ----------------------------------------
understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the offering of the Shares hereunder.

          (r) No Directed Selling Efforts in Regard to this Transaction.  To the
              ---------------------------------------------------------
best knowledge of the Purchaser, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S and no Distributor (as such term is defined in Regulation S) is participating in the offering of the Shares.

          (s) No Public Solicitation.  The Purchaser knows of no public
              ----------------------
solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Shares.

          (t) Investment Intent. The Purchaser is acquiring the Shares for his
              -----------------
own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such shares of Shares. No Shares are being acquired, directly or indirectly, for the account or benefit of a U.S. person or a person in the United States. The Purchaser acknowledges that he must bear the economic risk of his investment indefinitely unless his Shares of Common Stock are resold in compliance with Regulation S, are registered pursuant to the Securities Act, or an exemption from such registration is available. The Purchaser has no present plan or intention to sell the Shares in the United States pursuant to any predetermined arrangements. Neither the Purchaser or any of its affiliates nor, to the Purchaser's best knowledge, any person acting on his behalf has or has the intention of entering into any put option, short position, or other similar instrument position or any other type of hedging transaction with respect to the Shares of Common Stock.

          (u) Price.  The Purchaser acknowledges the price of the Shares of
              -----
Common Stock offered hereby has been arbitrarily determined by the Company and not by an independent accountant or auditor; and that no assurances have been given about the increase in value, if any, of such Shares.

          (v) No Legal Advice From Company.  The Purchaser acknowledges that he
              ----------------------------
has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel investment and tax advisors. The Purchaser is relying solely on such counsel and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

          (w) No Plan or Scheme to Evade.  The Purchaser understands that the
              --------------------------
exemption from registration under the Securities Act afforded by Regulation S is not available with respect to any transaction or series of transactions that, although in technical compliance with the requirements of Regulation S, are part of a plan or scheme to evade the registration provisions of the Securities Act, and the Purchaser therefore confirms that its entry into this Agreement and consummation of the transactions contemplated hereby are not part of any such plan or scheme by the Purchaser to evade such provisions.

          (x) No Brokers.  The Purchaser has taken no action which would give
              ----------
rise to any
claim by any person for brokerage commissions, finder's fees, distributor remuneration or similar payments by the Company or a placement agent relating to this Agreement or the transactions contemplated hereby.

          (y) Reliance on Representations and Warranties.  The Purchaser
              ------------------------------------------
understands that the Shares are being offered and sold to it in reliance on specific provisions of United States Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth in this Agreement in order to determine the applicability of such provisions.


                                   SECTION 5.
                                   ----------

          5.1  Registration Rights.
               -------------------

          (a) The Company shall file a registration statement for the Shares purchased hereunder (the "Registerable Common Stock") within ninety (90) days after the Closing. In addition, the Company shall use commercially reasonable effort to have such registration statement declared effective by the SEC as soon as reasonably possible after such filing. The Company shall not be obligated to effect more than one registration statement under this Section 5.1(a).

          (b) All the expenses incurred in connection with a registration statement pursuant to this Section 5 (exclusive of underwriting discounts, commissions and marketing expenses, if any), including, without limitation, all federal and "Blue Sky" registration and qualification fees, Company legal fees, printer's and accounting fees, shall be borne by the Company.

                                 SECTION 6.
                                 ----------

          6.1  Indemnification of the Company.
               -------------------------------

          (a) The Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, employees, agents and affiliates and each other person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

          (b) In addition to the indemnity in Section 6.1(a) above, the holder(s) of the Registrable Common Stock to be sold pursuant to a registration statement (the "Holders"), and their successors and assigns, shall severally, but not jointly, indemnify the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

          6.2  Indemnification of Holders of Registrable Common Stock.  In
               ------------------------------------------------------
connection with any registration statement filed pursuant to Section 5.1(a) hereof, the Company agrees to indemnify, to the fullest extent permitted by law, each Holder, its officers, directors and agents and each person who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact contained in such registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading.

          6.3  Modification.  Neither this Agreement nor any provisions hereof
               ------------
shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

          6.4  Notices.  All notices, authorizations, demands or requests
               -------
required or permitted to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, if sent by facsimile transmission (with receipt confirmed by automatic transmission report), if sent by a nationally-recognized overnight courier with charges prepaid, (or by the most nearly comparable method if mailed from or to a location outside the United States), addressed as follows:

          If to the Company, to:

               45 Great Valley Parkway
               Malvern, PA  19355
               Attn:  Bruce A. Peacock, Chief Executive Officer
               Fax:  610-640-2603

          With copies (which copies shall not constitute notice) to:

               Morgan, Lewis & Bockius LLP
               1701 Market Street
               Philadelphia, PA  19103-2921
               Attn:  Christine J. Arasin, Esquire

               Fax:  215-963-5299

          If to the Purchaser, to: the address shown on the signature page hereto.

or to such other address as the party to whom the notice is to be given may have furnished to the other party hereto in writing in accordance with the provisions of this Section 6.4. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile transmission (with receipt confirmed by automatic transmission report), on the date of such transmission, and (iii) in the case of a nationally-recognized overnight courier, on the next business day after the date when delivered to such courier; provided, however, that two
                                               --------  -------
additional business days shall be added to the time any notice or communication sent from or to a location outside the United States shall be deemed to have been received in (iii) above.

          6.5  Counterparts. This Agreement may be executed through the use of
               ------------
separate signature pages or in any number of counterparts (and by facsimile signature), and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

          6.6  Binding Effect.  Except as otherwise provided herein, this
               --------------
Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligation of the Purchaser shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

          6.7  Severability.  In the event that any provision of this Agreement
               ------------
shall be deemed to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.8  Entire Agreement.  This Agreement and the documents referenced
               ----------------
herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

          6.9  Assignability.  This Agreement is not transferable or assignable
               -------------
by the Purchaser.

          6.10  Applicable Law.  This Agreement shall be governed by and
                --------------
construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to conflicts of law principles of such Commonwealth.

          6.11  Jurisdiction.  The Purchaser and the Company each hereby
                ------------
submit to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and to the United States District Court for the Eastern District of Pennsylvania with respect to any action or legal proceeding commenced by either of them with respect to this Agreement or the Shares. Each of them irrevocably waives any objection they now have or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above or below or at such other address as either of them shall furnish in writing to the other.

          6.12 Waiver. The Purchaser and the Company each hereby waive trial by
               ------
jury in any action or proceeding involving any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or relating to this Agreement or the Shares of Common Stock.

          6.13 Pronouns. The use herein of the masculine pronouns "he," "him" or
               --------
"his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

          6.14  Survival.  The respective indemnities, representations,
                --------
warranties and agreements of the Company and the Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of any of them or any person controlling any of them for a period of one year from the date hereof.

  IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence its offer to purchase Shares of the Company's Common Stock issuable hereunder, on this 4 day of October 2000.
                                                          -        ------------

Number of Shares of Common Stock subscribed for:            20,763
                                                            ------

Amount of check enclosed:                              $122,501.70
                                                       -----------


Dated: 10/4, 2000


/s/ Raimund Gabriel               Raimund Gabriel
- ------------------------          ----------------------------------
Signature of Investor             (Name of Investor - Please Print)


- -----------------------------     ---------------------------------
Tax ID Number/Social Security     Address of Investor
  Number of Investor


                                  ---------------------------------
                                  Fax Number of Investor

Accepted:

Dated: 10/4, 2000                 ORTHOVITA, INC.


                                  By:   /s/ Bruce A. Peacock
                                        --------------------
                                        Bruce A. Peacock
                                        Chairman and CEO

                                   Appendix I
                                   ----------

Pursuant to Rule 501 of Regulation D promulgated under the Securities Act, an accredited investor means:

     (a) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

     (b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code (the "Code"), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (d)  Any director or executive officer of the Company;

     (e) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase exceeds $1,000,000;

     (f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

     (g) Any trust, with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person having such knowledge and experience in financial and business matters so such person is capable of evaluating the merits and risks of the investment to be made; or

     (h)  Any entity in which all of the equity owners are accredited investors.

  In addition, a participant in a defined contribution or profit sharing plan qualified under Section 401 of the Code may be deemed the purchaser of the Shares for the purpose of determining whether the plan is an accredited investor if the following conditions are satisfied: (x) the plan trust must provide for segregated accounts for each plan participant, (y) the plan document must provide the participant with the power to direct the trustee to make each particular investment to the extent of the participant's voluntary contributions plus that portion of employer contributions that have vested to the participant's benefit and (z) the investment in the Shares must have been made pursuant to an exercise by the participant of the power to direct the investment of his or her account in the plan trust.


                                     -ii-